Exhibit 10.71
*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
FIRST AMENDMENT TO
TRANSITION AGREEMENT DATED JANUARY 28, 2005
     This FIRST AMENDMENT to the Agreement (hereinafter defined) (this “First Amendment”), effective this 11th day of August, 2006, is made and entered into by and between MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation maintaining its offices at 8125 North Hayden Road, Scottsdale, Arizona 85258-2463 (“MEDICIS”), and aaiPharma Inc., a Delaware corporation and the parent company of AAIPharma Inc. (formerly known as AAI International, Inc.), having offices at 2320 Scientific Park Drive, Wilmington, NC 28405 (“AAIPharma”).
RECITALS:
     A. MEDICIS and AAIPharma have executed that certain Transition Agreement, dated as of January 28, 2005 (the “Agreement”); and
     B. MEDICIS and AAIPharma desire to amend the Agreement as hereinafter provided.
     NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     All capitalized terms not otherwise defined herein shall have the meaning as set forth in the Agreement. The parties acknowledge and agree that this Amendment amends, and supercedes in part, the Agreement in accordance with the terms set forth herein.
A.	Attachment B to Exhibit III. Attachment B is hereby deleted in its entirety and replaced with the revised Attachment B attached hereto.

B.	Attachment D to Exhibit III. Attachment D is hereby deleted in its entirety and replaced with the revised Attachment D attached hereto.

C.	Binding Effect. Except as modified in this First Amendment, the Agreement shall remain unchanged and in full force and effect. The parties represent and warrant that, as of the Effective Date, no other agreements, written or oral, exist between the parties with respect to the subject matter covered herein except for the Agreement and this First Amendment. The parties acknowledge and agree that in the event of any conflict between the terms amended pursuant to this First Amendment and the other terms of the Agreement, the terms of this First Amendment shall govern.

D.	Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

E.	Authority. Each party represents and warrants to the other party that this Amendment is being executed by the authorized representatives of each party.
     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the date first above written.

MEDICIS PHARMACEUTICAL CORPORATION	AAIPHARMA, INC.

By:	By:

Name:	Name:

Title:	Title:

Attachment B
Pricing
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Attachment D
Batch Record Numbering and Expiry Dating
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